Exhibit 3.21

Doc ID —> 199926300580 Prescribed by J. Kenneth Blackwell Please obtain fee amount and mailing instructions from the Forms Inventory List (using the 3 digit form # located at the bottom of this form Yes form). To obtain the Forms Inventory List or for assistance, please call Customer Service: Central Ohio: (614)-466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453) Expedite this form Yes ARTICLES OF ORGANIZATION (Under Section 1705.04 of the Ohio Revised Code) Limited Liability Company The undersigned, desiring to form a limited liability Company, under Chapter 1705 of the Ohio Revised Code, do hereby state the following: FIRST: The name of said limited liability company shall be: Crane Siding Company LLC (the name must include the words “limited liability company”, “limited”, “Ltd.”, “Ltd.”, “LLC”. or “L.L.C.”) SECOND: This limited liability company shall exist for a period of time commencing with the filing of these Articles of Organization with the Ohio Secretary of State through December 31, 2028, unless earlier terminated by operation of law or the provisions of the company’s operating agreement. THIRD: The address to which interested persons may direct requests for copies of any operating agreement and any bylaws of this limited liability company is: 2141 Fairwood Avenue (street address or post office box) Columbus , Ohio 43207 (city, village, or township) (state) (zip code) Please check this box If additional provisions are attached heret Provisions attached hereto are incorporated herein and made a part of these articles of organization. RECEIVE SEP 17 1999 J.KENNETH BLACKWEL SECRETARY OF STAT 115-LCA Page 1 of 3 Version: 7/15/99 Page 1

Doc ID —> 199926300580 J. Kenneth Blackwel Secretary of Stat FOURTH: Purpose (optional) This limited liability company may engage in any lawful business permitted by Chapter 1705 of the Ohio Revised Code or the laws of any jurisdiction in which this limited liability company may do business. This limited liability company shall have the authority to do all things necessary or convenient to accomplish this purpose and operate its business.  IN WITNESS WHEREOF, we have hereunto subscribed our names on September 16, 1999 (date) Signed Signed Name: Timothy T. Miller, Authorized Representative Name:  Signed Signed Name: Name: Signed Signed Name: Name: Signed Signed Name: Name: Signed Signed Name:  Name:  (If insufficient space for all signatures, please attach a separate sheet containing additional signatures) 115-LCA Page 2 of 3 Version: 7/15/99 Page 2

DOC ID —> 199926300580 J. Kenneth Blackwel Prescribed by: J. Kenneth Blackwel Secretary of Stat 30 East Broad St 14th Floor Columbus, Ohio 43266-0418 ORIGINAL APPOINTMENT OF AGENT (for limited liability company) The undersigned, being at least a majority of the members of Crane Siding Company LLC, (name of limited liability company) hereby appoint Timothy T. Miller to be the agent upon whom any process, notice o (name of agent) demand required or permitted by statute to be served upon the limited liability company may be served. The complete address of the agent is: 2141 Fairwood Avenu (street address P.O. Boxes are not acceptable) Columbus , Ohio 43207 (city, village, township) (zip) By By: (authorized member, manager, or representative) (authorized member, manager, or representative) Name: Timothy T. Miller, Authorized Representative Name: By: By: (authorized member, manager, or representative) (authorized member, manager, or representative) Name: Name: By: By: (authorized member, manager, or representative) (authorized member, manager, or representative) Name: Name: ACCEPTANCE OF APPOINTMEN The undersigned, named herein as the statutory agent for Crane Siding Company LL (name of limited liability company) hereby acknowledges and accepts the appointment of agent for said limited liability Company. (Agent’s signature) 115-LCA Page 3 of 3 Version: 7/15/99 Page 3

Doc ID --> 199926300580

	DATE	DOCUMENT NO	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
1.	9/22/1999	199926300580	LCA ARTICLES OF ORGANIZATION/DOM. LIMITED LIABILITY C	85.00	10.00	0.00	0.00	0.00
			TOTAL	85.00	10.00	0.00	0.00	0.00

Return To:
CRANE PLASTICS COMPANY
ATTN C M FULLEN
2141 FAIRWOOD AVE
COLUMBUS, OH 43207-0000

cut along the dotted line

The State of Ohio
Certificate

Secretary of State - J. Kenneth Blackwell

1101321

It is hereby certified that the Secretary of State of Ohio has custody of the business records for CRANE SIDING COMPANY LLC and that said business records show the filing and recording of:

Document(s)	Document No(s):
ARTICLES OF ORGANIZATION/DOM. LIMITED LIABILITY CO	199926300580

United States of America
State of Ohio
Office of the Secretary of State

Witness my hand and the seal of the Secretary of State at Columbus, Ohio, This 17th day of September, A.D. 1999

J. Kenneth Blackwell
Secretary of State

Page 4

Doc ID —> 199927700326 Prescribed by J. Kenneth Blackwel Please obtain fee amount and mailing instructions from the Form Inventory List (using the 3 digit form # located at the bottom of thi form). To obtain the Forms Inventory List or for assistance, pleas call Customer Service: Central Ohio: (614)-466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453) Expedite this form Yes CERTIFICATE OF AMENDMENT T ARTICLES OF ORGANIZATION OF LIMITED LIABDLITY COMPANY The undersigned, being a member, manager or authorized representative of CRANE SIDING COMPANY LLC (name of limited liability company) 1101321 , an Ohio limited liability company, organized on September 17, 1999 , does hereby certify that the (Registration Number) (date) undersigned is duly authorized to execute this certificate, and hereby certifies that the Articles of Organization of the above named limited liability company have been amended as follows: AMENDMEN Article(s) FIRS is/are hereby amended as follows: FIRST: The name of said limited liability company is Crane Plastics Siding LLC. (if insufficient space for amendment, please attach a separate sheet) RECEIVE OCT 01 1999 J. KENNETH BLACKWEL SECRETARY OF STAT IN WITNESS WHEREOF, the undersigned has executed this certificate on September 30, 1999 (date) CRANE SIDING COMPANY LL (name of limited liability company) By: [Ohio Revised Code Section 1705.08(C)(1)] Its: Duly Authorized Member, Manager or Representativ 129-LAM Page 1 of 1 Version: May 1, 1999 Page 1

Doc ID —> 199927700326 Prescribed by J. Kenneth Blackwel Please obtain fee amount and mailing instructions from the Form Inventory List (using the 3 digit form # located at the bottom of thi form). To obtain the Forms Inventory List or for assistance, pleas call Customer Services: Central Ohio: (614)—166-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453) UNIFORM COMMERCIAL CODE FILING ☒ CORPORATE FILING CORPORATIONS ONLY ☒ EXPEDITE SERVIC CORRESPONDENC PLEASE RETURN THE ATTACHED DOCUMENTS TO: Crane Plastics Company NAME OF YOUR FIRM OR COMPANY Craig M. Fullen ATTN 2141 FAIRWOOD AVE. STREET ADDRESS COLUMBUS OH 43207 CITY STATE ZIP 614 — 443 — 4891 (ext. 744) TELEPHON UCC ONLY MAIL PICKUP IF NOT CHECKED, IT WILL HE MAILE RECEIVE OCT 01 1999 J.KENNETH BLACKWEL SECRETARY OF STAT Page 2

Doc ID --> 199927700326

	DATE	DOCUMENT NO	DESCRIPTION	FILING	EXPED	PENALTY	CERT	COPY
1.	10/ 4/1999	199927700326	LAM AMEND/ARTICLES-ORGANIZATION/DOM LIMITED LIAB. C	10.00	10.00	0.00	0.00	0.00
			TOTAL	10.00	10.00	0.00	0.00	0.00

Return To:
CRANE PLASTICS COMPANY
ATTN C M FULLEN
2141 FAIRWOOD AVE
COLUMBUS, OH 43207-0000

cut along the dotted line

The State of Ohio
Certificate

Secretary of State - J. Kenneth Blackwell

1101321

It is hereby certified that the Secretary of State of Ohio has custody of the business records for CRANE PLASTICS SIDING LLC. and that said business records show the filing and recording of:

Document(s)	Document No(s):
AMEND/ARTICLES-ORGANIZATION/DOM LIMITED LIAB. CO	199927700326

United States of America
State of Ohio
Office of the Secretary of State

Witness my hand and the seal of the Secretary of State at Columbus, Ohio, This 1st day of October, A.D. 1999

J. Kenneth Blackwell
Secretary of State

Page 3

Doc ID —> 201104200023 DATE: DOCUMENT ID DESCRIPTION FILING EXPED PENALTY CERT COPY 02/11/2011 201104200023 AMEND/ARTICLES-ORGANIZATION/DOM. 50.00 200.00 00 .00  LLC (LAM)  Receip This is not a bill. Please do not remit payment. DIAMOND ACCES ATTN: LISA VAID 887 SOUTH HIGH STREE COLUMBUS, OH 43206 STATE OF OHIO CERTIFICAT Ohio Secretary of State, Jon Huste 1101321 It is hereby certified that the Secretary of State of Ohio has custody of the business records fo EXTERIOR PORTFOLIO, LLC and, that said business records show the filing and recording of: Document(s) Document No(s): AMEND/ARTICLES-ORGANIZATION/DOM. LLC 201104200023 Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 10th day of February, A.D. 2011. United States of Americ State of Ohi Office of the Secretary of State Ohio Secretary of Stat Page 1

Doc ID —> 201104200023 Prescribed by: The Ohio Secretary of State Central Ohio: (614) 466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453) www.sos state.oh.u e-mail: busserv@sos.state-oh.u Expedite this Form: (Select One) PO Box 1390 Expedite Columbus, OH 43216 “‘ Requires an additional and fee of $100’” PO BOX 1329 Non Expedite Columbus, OH 43216 Domestic Limited Liability Company Certificate to Amendment or Restatemen Filing Fee $50.00 (CHECK ONLY ONE (1) BOX) (1) Domestic Limited Liability Company (2) Domestic Limited Liability Company Amendment (129-LAM) Restatement (142-LRA) 9/17/1999 Date of Formation Date of Formatio The undersigned authorized representative of: Crane Plastics Siding LL 1101321 Name of limited liability company Registration numbe If box (1) Amendment is checked, only complete suctions that apply. If box (2) Restatement is checked, all sections below must be completed. The name of said limited liability company shall be: Exterior Portfolio, LL Name must include one of the following words or abbreviations “limited liability company.” “limited,” “LLC,” “LLC.,” Ltd” or “Rd” This limited liability company shall exist for a parted of: Perpetua Period of Existenc Purpos Check here if additional provisions are attache RECEIVE SECRETARY OF STAT 2011 FEB 10 PM 4:41 CLIENT SERVICE CENTR 342A Page 1 of 2 Last Revised: 6/21/2008 Page 2

Doc ID —> 201104200023 2/9/2011 REQUIRED Signature Date Must be (signed) by member, manager or Joel I. Beerman, Vice President of Roya other representative. Mouldings Limited, sole Member Print Name Signature Date Print Name Signature Date Print Name 343A Page 2 of 2 Last Revised 6/21/2008 Page 3